UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12

CREDIT SUISSE CAPITAL FUNDS CREDIT SUISSE LARGE CAP GROWTH FUND CREDIT SUISSE MID-CAP CORE FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Eleven Madison Avenue

New York, New York 10010

NOTICE OF ADJOURNMENT

August 30, 2010

Dear Shareholder:

As you may know, the Joint Special Meeting of Shareholders of the Credit Suisse Large Cap Value Fund, Credit Suisse Large Cap Growth Fund and Credit Suisse Mid-Cap Core Fund, Inc., (together the “Funds”), scheduled for August 27, 2010 convened as scheduled, but has adjourned until September 14, 2010 to allow additional time for the solicitation of proxies with respect to the reorganizations.  The Joint Special Meeting will be reconvened at the offices of Credit Suisse Asset Management, LLC, located at Eleven Madison Avenue, New York, New York 10010 at 1:00 p.m., Eastern Time.

Credit Suisse Asset Management, LLC has called a Joint Special Meeting of Shareholders to allow the shareholders of the Funds to vote on the proposed reorganization of each of the Funds into the Credit Suisse Large Cap Blend Fund, Inc.  If the reorganizations are approved and consummated, shareholders of the Credit Suisse Large Cap Value Fund, Credit Suisse Large Cap Growth Fund and Credit Suisse Mid-Cap Core Fund, Inc. will become Shareholders of the Credit Suisse Large Cap Blend Fund, Inc.  Credit Suisse Large Cap Blend Fund, Inc. is advised by Credit Suisse Asset Management LLC and will continue to be advised by Credit Suisse Asset Management, LLC once the reorganizations are completed.

PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE ADJOURNED MEETING.

For your convenience, another copy of your proxy card is enclosed.  Should you have any questions regarding the proposal or to vote your shares, please call 1-866-745-0271.

To vote your shares, the following convenient voting options have been set up for you.

1.	To vote by Touchtone Phone. Cast your vote by calling the touchtone phone number printed on the enclosed proxy card.

2.	To vote through the Internet. You may cast your vote using the internet by logging on to the internet address printed on the enclosed proxy card and following the instructions on the website.

3.	To vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage paid return envelope provided.

Again, please do not hesitate to call toll-free 1-866-745-0271  if you have any questions regarding the proposal or to simply vote your shares, representatives are available Monday thru Friday 9:00 a.m. to 11:00 p.m. Eastern Time.

No matter how many shares you own, your vote is important. Thank you for your assistance with this important matter.

Sincerely,

John G. Popp
Chief Executive Officer and President	NOBO-

Eleven Madison Avenue

New York, New York 10010

NOTICE OF ADJOURNMENT

August 30, 2010

Dear Shareholder:

As you may know, the Joint Special Meeting of Shareholders of the Credit Suisse Large Cap Value Fund, Credit Suisse Large Cap Growth Fund and Credit Suisse Mid-Cap Core Fund, Inc., (together the “Funds”), scheduled for August 27, 2010 convened as scheduled, but has adjourned until September 14, 2010 to allow additional time for the solicitation of proxies with respect to the reorganizations.  The Joint Special Meeting will be reconvened at the offices of Credit Suisse Asset Management, LLC, located at Eleven Madison Avenue, New York, New York 10010 at 1:00 p.m., Eastern Time.

Credit Suisse Asset Management, LLC has called a Joint Special Meeting of Shareholders to allow the shareholders of the Funds to vote on the proposed reorganization of each of the Funds into the Credit Suisse Large Cap Blend Fund, Inc.  If the reorganizations are approved and consummated, shareholders of the Credit Suisse Large Cap Value Fund, Credit Suisse Large Cap Growth Fund and Credit Suisse Mid-Cap Core Fund, Inc. will become Shareholders of the Credit Suisse Large Cap Blend Fund, Inc.  Credit Suisse Large Cap Blend Fund, Inc. is advised by Credit Suisse Asset Management LLC and will continue to be advised by Credit Suisse Asset Management, LLC once the reorganizations are completed.

PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE ADJOURNED MEETING.

For your convenience, another copy of your proxy card is enclosed.  Should you have any questions regarding the proposal, please call 1-866-745-0271 extension 6914 to speak with a representative.

To vote your shares, the following convenient voting options have been set up for you.

4.	To vote by Touchtone Phone. Cast your vote by calling the touchtone phone number printed on the enclosed proxy card.

5.	To vote through the Internet. You may cast your vote using the internet by logging on to the internet address printed on the enclosed proxy card and following the instructions on the website.

6.	To vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage paid return envelope provided.

Again, please do not hesitate to call toll-free 1-866-745-0271 extension 6914 if you have any questions regarding the proposal, representatives are available Monday thru Friday 9:00 a.m. to 11:00 p.m. Eastern Time.

No matter how many shares you own, your vote is important. Thank you for your assistance with this important matter.

Sincerely,

John G. Popp
Chief Executive Officer and President	OBO-